SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) November 25, 1997



             NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
                  NAVISTAR FINANCIAL DEALER NOTE TRUST 1990 AND
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




           33-87374                                     36-3731520
    (Commission File Number)                (IRS Employer Identification No.)




  2850 West Golf Road, Rolling Meadows, Illinois           60008
     (Address of principal executive offices)            (Zip Code)





  Registrant's telephone number, including area code (847) 734-4000


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                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events.


         On November 25, 1997, Registrant made available the Monthly Certificateholders' Statement, Monthly Servicer and Settlement Certificate and Monthly Servicer Certificate for the Due Period of October 1997, which are attached as Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

              See attached Exhibit Index.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




              NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of NAVISTAR FINANCIAL DEALER NOTE TRUST 1990 AND
              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                             (Registrant)







Date  December 5, 1997                 By: /s/ P. E. Cochran
                                               P. E. Cochran
                                               Vice President and Controller

                                    FORM 8-K





                                  EXHIBIT INDEX




Exhibit
Number    Description


  20.1    Monthly Servicer Certificate, dated November 25, 1997



  20.2    Monthly Certificateholders' Statement, dated November 25, 1997



  20.3 Monthly Servicer and Settlement Certificate, Series 1995-1 dated November 25, 1997



  20.4 Monthly Servicer and Settlement Certificate, Series 1997-1 dated November 25, 1997